                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                        Date of Report: January 27, 1999



                        BPI PACKAGING TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                     1-10648
                                   (Commission
                                  File Number)


         DELAWARE                                            04-2997486
      --------------                                         ----------
     (State or other                                       (IRS Employer
     jurisdiction of                                     Identification No.)
      incorporation)

                               455 Somerset Avenue
                          Dighton, Massachusetts 02764
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (508) 824-8636

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         ITEM 1.  CHANGES IN CONTROL OF THE COMPANY.

         On January 28, 1999, BPI Packaging Technologies, Inc. (the "Company") publicly disseminated a press release, which is attached hereto as
Exhibit 99.1, announcing that the Company had entered into a Securities Purchase Agreement (the "Agreement") on January 27, 1999 (the "Closing Date"), which is attached hereto as Exhibit 99.2, with DGJ, L.L.C., a Delaware limited liability company ("DGJ"), whereby the Company agreed to issue and sell to DGJ, and DGJ agreed to purchase from the Company the following:

         (1) a Promissory Note in the aggregate principal amount of three million two hundred thousand dollars ($3,200,000) (the "Note");

         (2) a Common Stock Purchase Warrant for the purchase of up to eighty million (80,000,000) shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), at an exercise price of $.04 per share, exercisable until January 27, 2009 (the "Warrant"); and

         (3) one million six hundred twenty-nine thousand nine hundred thirty (1,629,930) shares of Series C Preferred Stock of the Company (the "Series C Preferred").

         DGJ purchased the Note, the Warrant and the Series C Preferred from the Company for the aggregate purchase price of three million two hundred thousand two hundred dollars ($3,200,200).



         For financial advisory services rendered in connection with the transactions consummated under the Agreement, the Company issued a warrant to Global Broker Systems, Inc. ("Global"), an entity unaffiliated with the Company or DGJ to purchase up to five hundred (500,000) shares of Common Stock at an exercise price of twenty cents ($0.20) per share exercisable until forty eight (48) months from the Closing Date (the "Global Warrant"). The Global Warrant is attached hereto as Exhibit 4.1.



THE NOTE

         Unless the principal amount of the Note, which is attached as Exhibit A to the Agreement, is prepaid or becomes payable before its maturity pursuant to the terms of the Note or the Agreement, the entire principal balance of the Note is due and payable in full on the earliest of (i) February 1, 2004; (ii) an Event of Default, as defined in the Agreement; (iii) the sale of fifty percent (50%) or more of the Company's assets; (iv) the merger or consolidation of the Company; (v) the purchase of fifty percent (50%) or more of shares of the Company's Common Stock by a person who was not a stockholder of the Company at the time of the execution of the Agreement; or (vi) a primary public offering of the Company's securities in excess of ten million dollars ($10,000,000). The Company may prepay the total amount due on the Note, without penalty, pursuant to the terms and conditions detailed more fully in the Agreement and Note. The unpaid principal amount of the Note outstanding shall bear interest at a rate of six percent (6%) per annum (payable monthly in arrears on the first business day of each month, commencing on March 1, 1999, and at the maturity of the Note); provided, however, that commencing on the date of an occurrence of an Event of Default, and during the continuation thereof, the unpaid principal amount of the Note and any overdue interest on the Note shall bear interest at a rate equal to fifteen percent (15%) per annum, compounded monthly and payable on demand. Interest is calculated on the basis of the actual number of days elapsed and a 360 day year.

         The Note is secured pursuant to a Security Agreement between the Company and DGJ, which is attached as Exhibit E to the Agreement (the "Security Agreement"). Pursuant to the Security Agreement, the Company granted DGJ a security interest in and lien on all of the Company's inventory, accounts, claims for money, instruments, documents, chattel paper, goods, equipment and general intangibles, fixtures, investment property and any and all additions, accessions, replacements and substitutions to or for any of the above and all proceeds and products of the above, whether now owned or existing or hereinafter acquired or created.

         Pursuant to the Agreement, the Company has also entered into a Patent and Trademark Security Agreement with DGJ, which is attached as Exhibit F to the Agreement (the "Patent and Trademark Agreement"), whereby the Company granted a security interest to DGJ in certain patents and trademarks owned by the Company.

THE WARRANT


         The Warrant, which is attached hereto as Exhibit 4.2, was purchased by DGJ for an aggregate purchase price of one hundred dollars ($100). The Warrant grants DGJ the right to purchase up to eighty million (80,000,000) shares of the Company's Common Stock at an exercise price of $0.04 per share, for an aggregate purchase price of three million two hundred thousand dollars ($3,200,000), if exercised in full.



         In order to reserve the appropriate number of shares for issuance upon exercise of the Warrant, the Company has agreed pursuant to the terms of the Agreement to hold a Stockholders' Meeting no later than May 1, 1999 to approve an amendment to the Company's Certificate of Incorporation increasing the Company's authorized Common Stock from sixty million (60,000,000) to one hundred fifty million (150,000,000) shares. There is no guarantee that the stockholders of the Company will approve such amendment.



         Assuming the Stockholders approve the increase to the Company's authorized Common Stock, as described in the preceeding paragraph, if DGJ were to exercise the Warrant in full DGJ would own approximately sixty-four percent (64%) of the issued and outstanding shares of Common Stock on a fully diluted basis (assuming conversion into Common Stock of all outstanding shares of Series A and Series B Preferred Stock and exercise of all issued and outstanding warrants and options). Accordingly, the Securities and Exchange Commission may deem the issuance of the Warrant to DGJ to be a change of control of the Company.



THE SERIES C PREFERRED

         The shares of the Series C Preferred were purchased by DGJ for an aggregate purchase price of one hundred dollars ($100). The rights, preferences qualifications, limitations and restrictions of the Series C Preferred are set forth in the Amended Certificate of Designation of Series C Preferred Stock, which is attached as Exhibit H to the Agreement. Some of the rights and restrictions of Series C Preferred include the following: (i) the holders of Series C Preferred have no voting rights; provided, however, upon an Event of Default, as defined in the Agreement, holders of the Series C Preferred will be entitled to vote with the holders of the Common Stock as a single class on each matter submitted to a vote to the Company's stockholders, with each share of the Series C Preferred having thirty (30) votes per one (1) vote of each share of Common Stock; (ii) if the Note has been retired in its entirety, the Company, at its option, may elect to redeem all or a portion of the outstanding Series C Preferred, at an aggregated redemption price of one hundred dollars ($100) plus accrued interest at a rate of six percent (6%) per annum commencing on the Closing Date; and (iii) the Series C Preferred are not convertible into shares of Common Stock.

BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY

         Pursuant to the Agreement, the number of Directors of the Company has been increased from six (6) to seven (7), four (4) of whom are to be designated by DGJ as long as DGJ shall own (or have the right to acquire upon execution of the Warrant) fifty percent (50%) or more of the issued and outstanding shares of Common Stock of the Company. If DGJ owns less than fifty percent (50%) of the issued and outstanding shares of the Company, DGJ may designate the number of Directors as is proportionate to the percentage of Common Stock and Common Stock issuable upon exercise of the Warrant beneficially owned by DGJ.

         On the Closing Date, C. Jill Beresford resigned as a Director of the Company and the Board of Directors appointed Hanspeter Schulz to the fill the vacancy. In addition, the Board of Directors appointed Allen S. Gerrard and Gary
R. Edidin as Directors of the Company. Mr. Gerrard and Mr. Edidin are the designees of DGJ and affiliated with DGJ. The Company anticipates that DGJ will appoint two additional directors to fill the remaining two vacancies on the Board.

         As of the Closing Date and pursuant to the Agreement, the following individuals were appointed as officers of the Company:

           Chairman of the Board:                      Ivan J. Hughes
           President:                                  Hanspeter Schulz
           Vice President of Marketing:                C. Jill Beresford
           Vice President of Manufacturing:            Richard H. Nurse
           Chief Financial Officer and Treasurer:      James F. Koehlinger
           Secretary:                                  Neil Aronson

EQUIPMENT LEASE

         Pursuant to the Agreement, the Company entered into an Equipment Lease with DGJ, which is attached as Exhibit D to the Agreement (the "Equipment Lease"), whereby the Company agreed to lease certain Equipment (as defined in the Equipment Lease) for one million two hundred twenty four thousand dollars ($1,224,000) per year, payable in equal monthly installments. The term of the Equipment Lease is for one year and automatically renewable for successive one year periods unless either party gives written notice to the contrary. The Equipment Lease replaced certain existing equipment leases, which have been terminated, in which the Company was in default or which were subject to judgments due to past due payments owed by the Company.



       Reference is made to the Exhibits 4.1, 4.2, 99.1 and 99.2 attached hereto, for additional information with respect to the transactions described above and are incorporated herein by reference as though fully set forth herein.

         ITEM 5.  OTHER EVENTS

FINANCING WITH FRANKLIN CAPITAL CORPORATION



         On January 27, 1999, in addition to the transaction described in
Item 1 of this Form 8-K, the Company entered into a Factoring Agreement, which is attached hereto as Exhibit 99.3 (the "Factoring Agreement"), with Franklin Capital Corporation, an entity affiliated with Gary Ediden ("Franklin"), whereby the Company assigned and sold, with full recourse, to Franklin its entire interest in all of its present and future accounts, instruments, contractual rights, chattel paper, documents and general intangibles arising from sales of goods and/or rendition of services, and proceeds thereof, and all security and guarantees therefor, now existing or hereinafter created (the "Receivables"). The Company shall pay to Franklin a factoring fee in an amount equal to two percent (2%) of the gross amount of such Receivables; provided, however, that the minimum commission for any Receivable shall be five dollars ($5.00).

         Under the Factoring Agreement, Franklin may advance to the Company up to eighty-five percent (85%) of the purchase price of the Receivables as they are created, subject to a maximum advance at any time outstanding of two million dollars ($2,000,000). Interest shall be charged for the number of days that advances of the purchase price of the Receivables are made to the Company prior to the date they are paid and for the number of days that advances from Franklin's account remain outstanding at a rate of two percent (2%) per annum plus the Prime Rate, except that the interest shall in no event be less than eight percent (8%) per annum.


         The term of the Factoring Agreement is sixth months from the effective date of the Factoring Agreement which was January 21, 1999 and is renewed for successive sixth month periods thereafter until the Company gives at least ninety (90) days written notice of termination. Pursuant to the terms of the Factoring Agreement, the Company has granted Franklin a security interest in all of the Company's present and future accounts, instruments, contract rights, chattel paper, documents, equipment inventory, deposit accounts, investment property and general intangibles (whether arising before or after termination of this Factoring Agreement) and all returned, repossessed and reclaimed goods and records relating thereto; and all proceeds of the foregoing collateral, to secure all of the obligations of the Company arising pursuant to the Factoring Agreement.


         On January 27, 1999, the Company issued a Demand Revolving Note, which is attached hereto as Exhibit 99.4, to Franklin in the principal sum of one million dollars ($1,000,000) (the "Revolving Note") at an interest rate of five percent (5%) above the Prime Rate; provided, however, that the interest rate charged will not be less than a minimum annual fixed rate of twelve and three-quarters percent (12-3/4%) per annum. After demand is made for payment of the principal and interest due on the Revolving Note, interest shall accrue on the entire unpaid principal balances calculated at a variable rate per annum equal to ten percent (10%) above the Prime Rate. The Company also agreed to pay Franklin a late charge on all payments made pursuant to the Revolving Note equal to five percent (5%) of the late payment.





         The Revolving Note is secured by a Security Agreement entered into by the Company and Franklin on January 27, 1999 (the "Franklin Security Agreement"), which is attached hereto as Exhibit 99.5. Pursuant to the terms of the Franklin Security Agreement, the Company granted Franklin a continuing security interest in the Company's right, title and interest in the Company's present and future Accounts, Inventory, Equipment, General Intangibles, Chattel Paper, Instruments and Documents, Investment Property and Other Property (as defined in the Franklin Security Agreement. Further, pursuant to the terms of the Franklin Security Agreement, the amount eligible to be advanced under the Revolving Note is limited to the lesser of (i) one million dollars ($1,000,000), and (ii) the sum of (x) fifty percent (50%) of eligible inventory consisting of finished goods covered by firm purchase orders or contracts, and (y) fifty percent (50%) of eligible inventory consisting of raw materials comprised of resins.

         A copy of the Factoring Agreement, Revolving Note and Franklin Security Agreement are attached and filed as Exhibits 99.3, 99.4 and 99.5, respectively, to this Form 8-K and are incorporated herein by reference as though fully set forth herein.


SETTLEMENT AGREEMENT BETWEEN THE COMPANY AND THE BRANTROCK GROUP

         On the Closing Date, the Company entered into a settlement agreement with The Brantrock Group ("Brantrock") relating to a dispute regarding a financial advisor agreement by and between the Company and Brantrock and Percival Trading S.P. ("Percival") (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement, Brantrock released the Company from any further duties, liabilities or obligations to Brantrock, Percival or any of their assignees. In return, the Company agreed to pay Brantrock an amount equal to $100,000 in installments and to issue a warrant to Brantrock to purchase up to 5,000,000 shares of Common Stock at a price of $0.04 per share, subject to adjustment according to the terms of such warrant (the "Brantrock Warrant").

         A copy of the Brantrock Warrant is attached and filed as Exhibit 4.3 to this Form 8-K and is incorporated herein by reference as though fully set forth herein.

EMPLOYMENT AGREEMENTS

         Pursuant to the terms of the Agreement, on the Closing Date, the Company entered into employment agreements with the following individuals (the "Employment Agreements"):

     Employee                    Title                       Compensation          Term
     --------                    -----                       ------------          ----

     Hanspeter Schulz, Ph.D      President                   $150,000 per year     Three years

     James F. Koehlinger         Chief Financial Officer     $125,000 per year     Three years

     Richard H. Nurse, Ph.D      Vice President              $125,000 per year     Three years

     C. Jill Beresford           Vice President              $125,000 per year     One year (which will
                                                                                   commence July 1, 1999)



         Pursuant to the terms of the Agreement, on the Closing Date, the Company entered into a consulting agreement with Ivan J. Hughes (the "Consulting Agreement"), whereby the Company agreed to pay Mr. Hughes fifty two thousand dollars ($52,000) per year for consulting services. The term of the Consulting Agreement is three (3) years.

         Pursuant to the Employment Agreements and the Consultant Agreement, the individuals also received Common Stock Purchase Warrants as follows:


     Hanspeter Schulz, Ph.D      Warrant to purchase up to 2,188,000 shares at $0.04 per share

     James F. Koehlinger         Warrant to purchase up to 1,719,000 shares at $0.04 per share

     Richard H. Nurse, Ph.D      Warrant to purchase up to 1,719,000 shares at $0.04 per share

     C. Jill Beresford:          Warrant to purchase up to 937,000 shares at $0.04 per share

     Ivan J. Hughes              Warrant to purchase up to 937,000 shares at $0.04 per share




         Hanspeter Schulz, James Koehlinger, Richard Nurse and C. Jill Beresford (the "Employees") will borrow funds in the aggregate amount of $300,000 from DGJ necessary to exercise the warrants listed above. The exercise of the warrants will not occur until such time as the stockholders of the Company approve an increase in the Company's authorized Common Stock. In consideration for the loan from DGJ to the Employees, the Employees have pledged the shares which will be issued upon exercise of the warrants.

         The Employment Agreements and Consulting Agreement also grant to each employee and Mr. Hughes certain incentive stock options, which are more fully detailed in each specific Employment Agreement and Consultant Agreement, which are attached hereto as Exhibits 99.6, 99.7, 99.8, 99.9 and 99.10, respectively, and are incorporated herein by reference as though fully set forth herein.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c ) Exhibits.

         The following exhibits are filed as part of this report of Form 8-K pursuant to Item 601 of Regulation S-K:




        Exhibit No.          Description
        -----------          -----------

            4.1 Common Stock Purchase Warrant dated January 27, 1999 issued by the Company to Global

            4.2 Common Stock Purchase Warrant dated January 27, 1999 issued by the Company to DGJ

            4.3 Common Stock Purchase Warrant dated January 27, 1999 issued by the Company to Brantrock

            99.1             Press Release, dated January 28, 1999

            99.2 Securities Purchase Agreement dated January 27, 1999 between the Company and DGJ

            99.3             Factoring Agreement dated January 27, 1999 between the
                             Company and Franklin

            99.4 Revolving Note dated January 27, 1999 issued by the Company to Franklin

            99.5             Security Agreement dated January 27, 1999 between the
                             Company and Franklin

            99.6             Employment Agreement between the Company and C. Jill Beresford

            99.7             Employment Agreement between the Company and James Koehlinger

            99.8             Employment Agreement between the Company and Richard H. Nurse, Ph.D.

            99.9             Employment Agreement between the Company and Hanspeter Schulz, Ph.D.

            99.10            Consulting Agreement between the Company and Ivan J. Hughes


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, BPI Packaging Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  February 11, 1999                           BPI PACKAGING TECHNOLOGIES,
                                                   INC.



                                                     /S/  HANSPETER SCHULZ
                                                 ------------------------------
                                          By:    Hanspeter Schulz
                                          Title: President